PARNASSUS FUNDS®

QUARTERLY REPORT  ¡  MARCH 31, 2016

PARNASSUS FUNDS

Parnassus FundSM
Investor Shares	PARNX
Institutional Shares	PFPRX

Parnassus Core Equity FundSM
Investor Shares	PRBLX
Institutional Shares	PRILX

Parnassus Endeavor FundSM
Investor Shares	PARWX
Institutional Shares	PFPWX

Parnassus Mid Cap FundSM
Investor Shares	PARMX
Institutional Shares	PFPMX

Parnassus Asia FundSM
Investor Shares	PAFSX
Institutional Shares	PFPSX

Parnassus Fixed Income FundSM
Investor Shares	PRFIX
Institutional Shares	PFPLX

PARNASSUS FUNDS	Quarterly Report • Q1 2016

May 6, 2016

Dear Shareholder:

Stocks rode a roller coaster during the first quarter. The S&P 500 Index dropped 10.3% in the first six weeks of the year, and then shot up 13.0% to close the quarter in positive territory. This volatile period proved challenging for most stock pickers. According to BofA Merrill Lynch,* only 19% of U.S. actively managed equity funds beat their benchmarks for the first quarter, and only 6% of large cap funds did the same. This was the worst quarterly result for active managers since at least 1998, when the bank started tracking this statistic.

The Parnassus Core Equity Fund – Investor Shares gained 2.59%, nearly double the 1.34% return for the S&P 500. Our other winner was the Parnassus Mid Cap Fund – Investor Shares, whose 3.37% gain compared favorably to the 2.24% move for the Russell Midcap Index. Unfortunately, our two other U.S. equity funds, the Parnassus Fund and the Parnassus Endeavor Fund, didn’t beat their benchmarks for the quarter. Longer-term, however, both funds are far ahead of their benchmarks.

Net Asset Value (NAV) Impact

In previous reports, when we’ve discussed how an individual holding has affected the NAV of one of our funds, we’ve expressed the impact in terms of dollars and cents per share. From now on, we will describe a stock’s contribution in terms of basis points. As a reminder, a basis point is 1/100th of 1%. To illustrate this change, consider a hypothetical stock that made a 20¢ impact on a $40 NAV fund. Since 20¢ is 50 basis points of $40, we will now report that this hypothetical stock made a 50 basis points contribution to its fund. If you get confused, just remember that there are 100 basis points in one percent.

New Staff Members

Scott Liffick is a new addition to our sales and marketing team. In his role as Manager of Institutional Relations, Scott will be our firm’s point person for institutional clients, such as pension funds and retirement plan sponsors. Scott was previously with MSCI, where he was Vice President and team leader of West Coast Index Sales. Prior to that, Scott worked for the Gerson Lehrman Group, a firm that provides research to mutual funds and other institutional investors. He has a B.S. in Chemical Engineering from Purdue University and an M.B.A. from the Stern School of Business at New York University.

Ted Commes joined Parnassus as a Senior Fund Accountant. Ted comes to us from Northern Trust, where he was a member of the fund administration group. He brings eight years of experience in mutual fund accounting, fund audits and corporate actions analysis. A Chicago native, Ted earned his bachelor’s degree at Loyola University with a double major in Finance and Economics. He enjoys spending time outdoors, and is looking forward to enjoying the milder climate of Northern California.

Manasa Mallipeddi is our most recent hire for a newly created Software Engineer role. Manasa will be involved with various projects related to our website, our fund data warehouse and system integrations with our external software vendors. Manasa has financial services experience from her previous job at Title Source in Detroit, Michigan. She has a B.S. in Information Technology from Jawajarlal Nehru Technology University in India and an M.S. in Computer Science from Georgia State University.

April Tam recently joined our team as a Marketing Assistant. In this role, she is helping with a variety of tasks related to client service. April is currently a student at the University of San Francisco, majoring in Marketing and International Business, and working part-time for the university’s law school. In addition to English, April is fluent in Cantonese and Mandarin, and is proficient in Japanese.

Thank you for your investment in the Parnassus Funds.

Yours truly,

Jerome L. Dodson President	Benjamin E. Allen Vice President

* U.S. Mutual Fund Performance Update, Bank of America Merrill Lynch, April 4, 2016

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Please see the following pages for more detailed information regarding each Fund’s performance, including information regarding each Fund’s benchmarks, and the risks associated with investing in the Funds.

Quarterly Report • Q1 2016	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of March 31, 2016, the net asset value (“NAV”) of the Parnassus Fund – Investor Shares was $40.00, resulting in a loss of 1.14% for the first quarter. This compares to a gain of 1.34% for the S&P 500 Index (“S&P 500”) and a gain of 0.42% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). We’re off to a slow start this year, so we’ll have to work hard to catch up.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. Although the Fund is behind the S&P 500, we’re ahead of the Lipper average for the one-year period. The Fund is ahead of both its benchmarks for all other time periods. Most striking is the ten-year number, where we have gained an average of 8.82% per year, compared to 7.00% for the S&P 500 and 5.80% for the Lipper average. This is 1.82% per year ahead of the S&P 500 and more than three percentage points per year ahead of the Lipper average.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2016

Parnassus Fund Investor Shares	-3.57	12.98	11.72	8.82	0.84	0.84

Parnassus Fund Institutional Shares	-3.43	13.03	11.75	8.84	0.70	0.70

S&P 500 Index	1.78	11.80	11.55	7.00	NA	NA

Lipper Multi-Cap Core Average	-3.87	9.23	9.01	5.80	NA	NA

The average annual total return for the Parnassus Fund-Institutional Shares from commencement (April 30, 2015) was -3.46%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Fund – Investor Shares and to 0.94% of net assets for the Parnassus Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Starting this quarter, we’re describing the impact of our winners and losers in percentage terms (or basis points, where one basis point is equal to 0.01% or one one-hundredth of a percent). Before, we gave you the impact on the Fund’s NAV in cents, but we think that percentages, i.e. basis points, will make it easier to understand. If you get confused, just remember that there are 100 basis points in one percent.

Five companies contributed 40 basis points or more to the Fund’s return this quarter, while four subtracted 40 basis points or more from the return. Micron Technology was our worst performer, as its stock fell 26.1% from $14.16 to $10.47 and reduced the return by 114 basis points. Micron makes semiconductor memory chips, and its stock fell after weaker than expected demand for personal computers caused memory chip prices, and Micron’s earnings, to decline. This issue has been affecting the company for over a year now, and the stock has fallen dramatically from its peak of $36.49 in December of 2014. We don’t know precisely when memory chip prices will stabilize, but we’re confident they eventually will. Memory chips benefit from the long-term trends of increasing smartphone penetration in emerging markets, the proliferation of Internet-connected devices such as watches, cars and industrial machines, and the rapid growth of data centers. Micron is now trading below its book value of $11.80, and we took advantage of the deeply discounted price to add to our position.

McKesson, the largest drug distributor in the nation, sliced 50 basis points from the Fund’s return as the stock declined 20.3% from $197.23

PARNASSUS FUNDS	Quarterly Report • Q1 2016

to $157.25. The stock moved lower after management provided weaker than expected guidance due to weaker generic drug prices. McKesson also lost some drug store customers, as several chains were acquired by firms using other distributors. Despite these headwinds, we expect revenue to recover through organic growth and attracting new customers. McKesson provides significant value to consumers by improving the efficiency of drug procurement and delivery, which we believe will generate shareholder value over the long-term.

American Express, a global credit card company, saw its stock drop from $69.55 to $61.40, for a loss of 57 basis points. While the company beat earnings expectations this quarter, forward guidance for 2016 and 2017 was lowered. The company is facing a major headwind because of the loss of its co-branded Costco credit card portfolio to Citigroup. The company has also pointed more broadly to the increased competition in co-branded credit cards. To address these challenges, American Express is actively shifting its strategy to focus more on its lending business. Longer term, we believe the company will be able to continue to grow earnings by improving operational efficiency, buying back stock and finding a new avenue of growth through its lending focus.

Semiconductor-manufacturer Intel subtracted 40 basis points from the Fund’s first quarter return, as its stock dropped 6.1% from $34.45 to $32.35. The stock was down during the quarter, because the company tempered its outlook of double-digit growth expectations for its largest business segment, the data center group. Macroeconomic weakness hurt enterprise demand in that segment and caused lower revenue than management had expected. The company’s commentary for 2016 also included incremental caution across its businesses due to weaker market conditions in China.

Our biggest winner was Cummins, the diesel engine manufacturer, which boosted the Fund’s return by 100 basis points, as its stock rose 24.9% from $88.01 to $109.94. Investors breathed a sigh of relief after the company’s earnings guidance for 2016 was not as disappointing as many expected. While the outlook for machinery and truck demand in 2016 is weak, the management team is executing on its restructuring and cost-cutting initiatives to weather the current cyclical downturn. The company also intends to return more cash to shareholders than in previous years through stock repurchases and dividends.

Applied Materials, maker of equipment used in semiconductor-manufacturing, added 74 basis points to the Fund’s return, as its stock jumped 13.4% from $18.67 to $21.18. The company provided an inspiring outlook, including 14% revenue growth next quarter and further strength in the second half of the year. Applied Materials also commented on its long-term optimism for the display business, as the industry is accelerating investments in new manufacturing technology, which should lead to more orders for the company’s equipment.

Trimble Navigation makes GPS positioning and precision measurement products that increase the efficiency of construction workers, farmers and truck drivers. The company’s upbeat outlook for 2016 boosted the stock by 15.6% from $21.45 to $24.80, increasing the Fund’s return by 53 basis points. Trimble’s sales to farmers have declined the past two years, but a number of new products, and the increasing adoption of the company’s software programs, are pulling this segment out of its slump.

Parnassus Fund as of March 31, 2016 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2016	PARNASSUS FUNDS

International Business Machines (IBM), one of the world’s largest providers of information technology solutions and services, rose 10.1% from $137.62 to $151.45, adding 48 basis points to the Fund. The stock slumped early in the quarter after the company delivered weaker than expected earnings due to stiff currency headwinds and sluggish demand for its legacy software. However, the stock rebounded, as investors became more optimistic about IBM’s growth prospects related to its newer software offerings and the Watson Data Analytics Platform. Investor sentiment continued to move higher, after IBM announced several strategic acquisitions, including a $2.6 billion purchase of a private healthcare analytics provider. We still see plenty of upside in the stock, as IBM gains further traction with its high growth software and analytics offerings, which should result in higher earnings in the future.

Motorola Solutions, a provider of communications services and networks for public safety workers, added 44 basis points to the Fund’s return as its stock rose 10.6% from $68.45 to $75.70. Investors cheered the acquisition of Airwave, Great Britain’s public safety communications network, which will increase Motorola’s earnings by more than 20%.

Outlook and Strategy

The S&P 500 finished the quarter with a modest gain, but it took a wild ride to get there. 2016 began with a market decline of 11% to a two-year low, as investors worried that China’s economic slowdown, falling commodity prices and the rising U.S. dollar would push the U.S. economy into recession. But that didn’t happen, as the economy created an impressive 209,000 jobs per month in the first quarter, and the stock market rallied.

We wrote last quarter that the stock market looked fully valued, but not overvalued. After this quarter’s modest gain, our view remains the same. However, the risks to the economic outlook have increased, and caused the Federal Reserve to slow its pace of interest rate increases. After seven consecutive years of positive returns for the S&P 500, our outlook for the stock market has become more cautious. The extreme volatility during the quarter was a warning shot across the bow, and we’ve taken notice.

We’re stock pickers, and we don’t invest based on economic forecasts. Instead, this quarter, we battened down the hatches to focus on our highest conviction ideas. We trimmed the Parnassus Fund from 39 stocks to 37, and the Parnassus Endeavor Fund from 28 to 25, and took advantage of the opportunity to invest more in some of our favorite stocks at lower prices.

We’re invested in socially responsible businesses with sustainable competitive advantages, good prospects and low debt levels that are undervalued. Whether the market’s next move is up or down, we believe these stocks are well positioned to outperform.

Yours truly,

Jerome L. Dodson Lead Portfolio Manager	Ian Sexsmith Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2016

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of March 31, 2016, the NAV of the Parnassus Core Equity Fund – Investor Shares was $37.80. After taking dividends into account, the total return for the first quarter was 2.59%. This compares to increases of 1.34% for the S&P 500 Index (“S&P 500”) and 2.87% for the Lipper Equity Income Fund Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performance of the Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended March 31, 2016.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2016

Parnassus Core Equity Fund Investor Shares	2.82	11.57	12.10	9.61	0.88	0.87

Parnassus Core Equity Fund Institutional Shares	3.04	11.77	12.32	9.83	0.67	0.67

S&P 500 Index	1.78	11.80	11.55	7.00	NA	NA

Lipper Equity Income Fund Average	-1.46	7.83	8.64	6.04	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 9.73%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.87% of net assets for the Parnassus Core Equity Fund – Investor Shares and to 0.78% of net assets for the Parnassus Core Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

The first quarter saw a continuation of the heightened volatility that marked the second half of 2015. The S&P 500 began the year by dropping 10.3% in just six weeks. The mood on Wall St. was decidedly negative, as news outlets focused on the potential for a global economic slowdown, the negative effects of low oil prices and a host of other economic and political risks. This ominous start quickly wiped out any remaining joy from the previous quarter’s 7.0% holiday rally. Thankfully, the stock market found a bottom on February 12th. From this date until the end of March, the S&P 500 shot up 13.0%, closing the quarter with a modest 1.4% gain.

The Fund posted a 2.59% return for the quarter and beat the S&P 500 by 125 basis points (a basis point is 1/100th of 1%). Our sector allocations helped performance relative to the index. The most positive impacts came from our underweight positions in financials and health care, the two worst performing groups in the S&P 500. The only significant allocation drag was our underweight position in the index’s best performing sector, telecom services. Stock selection had a modestly positive impact on our overall performance, as our top three winners boosted the Fund’s return by a combined 181 basis points, while our worst three losers in aggregate represented a 126 basis point drag.

In previous reports, when we’ve discussed how an individual holding has affected the NAV of our Fund, we’ve expressed the impact in terms of dollars and cents per share. From now on, we will describe a stock’s contribution in terms of basis points. To illustrate this change, consider a hypothetical stock that made a 20¢ impact on a $40 NAV fund. Since 20¢ is 50 basis points of $40, we will now report that this hypothetical

Quarterly Report • Q1 2016	PARNASSUS FUNDS

stock contributed 50 basis points to the Fund’s return. If you get confused, just remember that there are 100 basis points in one percent.

Document storage company Iron Mountain was the biggest winner for the quarter. The stock jumped 25.6% from $27.01 to $33.91, and added 70 basis points to the Fund’s return. The most important near-term catalyst for the company is their intended merger with Recall Holdings. This deal should benefit Iron Mountain because the two companies have complementary customer bases. Whereas Iron Mountain has a strong position in large corporations, Recall has traditionally focused on medium- and small-sized customers. We expect the combined entity to have better growth potential and a stronger balance sheet than Iron Mountain alone. We’re hopeful that the deal closes as expected during the second quarter.

Questar Corporation, a Salt Lake City, Utah-based natural gas company, contributed 66 basis points to the Fund’s first quarter return, as the stock soared 27.3% from $19.48 to $24.80. In early February, the company announced that it would accept a buyout offer of $4.4 billion, or $25 per share, from Virginia-based Dominion Resources. A portfolio holding since 2010, Questar boasts a valuable collection of natural gas infrastructure assets and an admirable history of corporate citizenship. We wish the Questar team all the best.

Sysco Corporation, the large foodservice distributor, added 45 basis points to our return as its stock climbed 14.0% to $46.73 from $41.00. The company reported strong operating results during the quarter, including case volume growth of 3.9% for the company’s most important division, U.S. Broadline. In addition, management continued to manage costs well, which resulted in an impressive year-over-year gross margin improvement of 50 basis points. Another newsworthy item is the company’s recently announced $3.1 billion acquisition of London-based Brakes Incorporated. This deal, which should close in July, promises to give Sysco a strong foothold in the European foodservice distribution market.

Charles Schwab was our biggest loser for the quarter, as the stock dropped 14.9% from $32.93 to $28.02, trimming our total return by 43 basis points. The stock slid because investors pushed back their expectations for a rise in interest rates. At the beginning of the quarter, the market assigned an approximately 50% probability to a Fed Funds rate between 0.50%-0.75% by the end of April. At quarter end, this market-implied probability had dropped to zero. The reason this matters for Schwab is that higher rates enable the company to earn more on its bank assets and money market funds. We’ve held onto our Schwab stock, despite the delay in a move up in interest rates, because we think the company’s long-term prospects are terrific.

Mondelez, a leading snack company, with iconic brands such as Oreo, Cadbury and Trident, reduced the Fund’s return by 43 basis points, as its stock declined 10.5% from $44.84 to $40.12. The stock dropped after the company reported lower than expected quarterly earnings and reduced its annual guidance for 2016. Mondelez generates about four-fifths of its sales overseas, and this international exposure has hurt the company of late. Venezuela is the most notable market that’s suffering, but they’re also experiencing weakness in Brazil, Russia and other emerging markets. Despite the near-term headwinds, we’re optimistic that the stock eventually will rebound. Mondelez has very strong brands, and a management team determined to increase operating margins over the next few years.

Parnassus Core Equity Fund as of March 31, 2016 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q1 2016

Micron Technology had a tough first quarter as the stock fell 19.2% from our average cost of $12.95 to $10.47, and trimmed the Fund’s return by 40 basis points. Micron makes semiconductor memory chips used in Internet-connected devices and data storage equipment. The stock fell after weaker-than-expected demand for personal computers caused memory chip prices to decline. This issue has been impacting the company for over a year now, and the stock has plummeted as a result. From a high of $36.49 reached in December of 2014, the stock is now down over 70%.

We added Micron to the portfolio in January because we expect a recovery in the pricing environment over the next few years. We think chip supply will improve as Micron and its competitors add less capacity to the market. At the same time, demand should continue to grow as computing becomes even more integral to the global economy. Micron is working to reduce costs by shrinking the size of its chips and is developing new memory architecture for future smartphones and data centers.

Outlook and Strategy

Very little changed during the quarter with regard to the business fundamentals of our holdings. As a result, our portfolio looks a lot like it did at the beginning of the year. We took advantage of the quarter’s heightened volatility by adding to seven of our existing positions and trimming six others. We exited AGL Resources, a holding in the Fund since 2008. AGL agreed to merge with the Southern Company, one of the nation’s largest electricity producers. We decided not to own the combined entity, given the latter company’s ownership of nuclear and coal power plants. The only new position in the portfolio is the aforementioned Micron Technology.

Our largest concentration of stocks is in the technology sector, which also happens to be the largest weight in the index. The Fund’s top two sector overweights are industrials and consumer staples. We are still significantly underinvested in the financial sector relative to the S&P 500. We monitor about a dozen financial companies that we’d like to own at better prices, but currently are invested in only two: Charles Schwab and Iron Mountain (the latter is formally a real estate investment trust).

Given our sector weightings and other portfolio characteristics, we consider the Fund to be defensively-positioned as of quarter end. This means that if the market corrects again, as it did in January and early February, we expect the portfolio to experience a relatively modest loss. Conversely, if stocks rally through the end of the year, our goal would be to keep pace with the index, or even outperform it by a modest amount. This is the long-standing investment strategy for the Fund, and it generally works well in highly volatile markets. Therefore, if we experience more dramatic stock market extremes for the rest of the year, we would expect our portfolio to perform relatively well.

Thank you for investing in the Fund,

Todd C. Ahlsten Lead Portfolio Manager	Benjamin E. Allen Portfolio Manager

Quarterly Report • Q1 2016	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of March 31, 2016, the NAV of the Parnassus Endeavor Fund – Investor Shares was $28.28, so the total return for the quarter was 0.75%. This compares to 1.34% for the S&P 500 Index (“S&P 500”) and 0.42% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). We lagged behind the S&P 500, but we did beat the Lipper average.

Below is a table comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average for the past one- , three- , five- and ten-year periods. For the one-year period, the Fund lagged behind the S&P 500, but beat the Lipper average. However, for all other periods, the Parnassus Endeavor Fund beat both benchmarks. Most striking is the ten-year period, where the Fund beat the S&P 500 by more than four percentage points per year.

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2016

Parnassus Endeavor Fund Investor Shares	1.05	14.29	12.93	11.12	0.98	0.95

Parnassus Endeavor Fund Institutional Shares	1.29	14.38	12.98	11.14	0.75	0.75

S&P 500 Index	1.78	11.80	11.55	7.00	NA	NA

Lipper Multi-Cap Core Average	-3.87	9.23	9.01	5.80	NA	NA

The average annual total return for the Parnassus Endeavor Fund-Institutional Shares from commencement (April 30, 2015) was 0.63%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Beginning with this report, we will discuss each company’s performance in percentage terms rather than cents contributed to the NAV. We’re making this change, because we think it will provide greater clarity about company performance. For each stock, we will indicate the percentage effect on the Fund’s performance. Each basis point is equal to 0.01% or one one-hundredth of a percent. If you get confused, just remember that there are 100 basis points in one percent.

Five companies each contributed 40 or more basis points (0.40%) to the Fund’s return, while two companies each subtracted 40 basis points or more. The company that hurt us the most was American Express, which sliced 60 basis points from our return, as its stock sank 11.7% from $69.55 to $61.40. While the company beat earnings expectations this quarter, forward guidance for 2016 and 2017 was lowered. The company is facing a major headwind because of the loss of its co-branded Costco credit card portfolio to Citigroup. The company has also pointed more broadly to the increased competition in co-branded credit cards. To address these challenges, American Express is actively shifting its strategy to focus more on its lending business. Longer term, we believe the company will be able to continue to grow earnings by improving operational efficiency, buying back stock and finding a new avenue of growth through its lending focus.

Perrigo, the leading producer of store-brand, generic drugs, sank 11.6% from $144.70 to $127.93, cutting 41 basis points from the Fund. The stock dropped in February, after the company reported lower-than-expected earnings and reduced 2016 guidance, because Omega, Perrigo’s European business, suffered from a weak flu

PARNASSUS FUNDS	Quarterly Report • Q1 2016

season and tepid growth in Germany and Spain. We used the stock’s weakness to increase our position, since the stock is at a five-year low, and we think Omega’s sales will eventually bounce back.

Cummins helped the Fund the most, adding 114 basis points, while its stock gained 24.9%, rising from $88.01 to $109.94. Investors breathed a sigh of relief after the company’s earnings guidance for 2016 was not as disappointing as many expected. While the outlook for machinery and truck demand in 2016 is weak, the management team is executing on its restructuring and cost-cutting initiatives to weather the current cyclical downturn. The company also intends to return more cash to shareholders than in previous years through stock repurchases and dividends.

Applied Materials, the maker of equipment used in semiconductor-manufacturing, added 88 basis points to the Fund’s return, as its stock climbed 13.4% from $18.67 to $21.18. The company provided an inspiring outlook, including 14% revenue growth next quarter and further strength in the second half of the year. Applied Materials also commented on its long-term optimism for the display business, as the industry is accelerating investments in new manufacturing technology, which should lead to more orders.

International Business Machines (IBM), one of the world’s largest providers of information technology solutions and services, rose 10.1% from $137.62 to $151.45, adding 54 basis points to the value of each fund share. The stock slumped early in the quarter after the company delivered weaker than expected earnings due to stiff currency headwinds and sluggish demand for its legacy software. However, the stock rebounded, as investors became more optimistic about IBM’s growth prospects related to its newer software offerings and the Watson Data Analytics Platform. Investor sentiment continued to move higher after IBM announced several strategic acquisitions, including a $2.6 billion purchase of a private healthcare analytics provider. We still see plenty of upside as IBM gains further traction with its high growth software and analytics offerings, pointing to higher earnings in the future.

W.W. Grainger, North America’s largest distributor of products used to maintain, repair and operate facilities, rose 15.2% from $202.59 to $233.43, adding 51 basis points to the Fund. The stock rose during the quarter, because monthly sales growth turned positive in January and February, after a long stretch of lower sales beginning in July of 2015. The strong performance reflects the stronger manufacturing sector, as customers spend more money. Grainger is gaining market share from smaller distributors and continues to reduce expenses by closing under-performing branches and cutting overhead.

C.H. Robinson added 41 basis points to the value of each fund share, as its stock climbed 19.7% from $62.02 to $74.23. The company puts shippers and truckers together, and it made the most of a weak market by lowering its cost of trucking more than its price to shippers; this

Parnassus Endeavor Fund as of March 31, 2016 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2016	PARNASSUS FUNDS

improved net margins and increased earnings. The stock moved higher, as truckload volumes rebounded during the quarter, boding well for future earnings.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2016

PARNASSUS MID CAP FUND

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of March 31, 2016, the NAV of the Parnassus Mid Cap Fund – Investor Shares was $26.42, so the total return for the quarter was 3.37%. This compares to a gain of 2.24% for the Russell Midcap Index (the “Russell”) and 1.45% for the Lipper Mid-Cap Core Average, which represents the average mid-cap core funds followed by Lipper (the “Lipper average”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. We’re particularly proud of the Fund’s one- and ten-year returns. In the past year, the Fund returned 0.63%, which is well ahead of the Russell’s 4.04% loss and the Lipper’s 6.27% loss. Over the past ten years, the Fund returned 8.33% per year, which is comfortably ahead of the Russell’s 7.45% return and the Lipper’s 5.96% return. Although the Fund is just a hair behind the Russell for the three- and five-year periods, it’s well ahead of the Lipper average during those time frames.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2016

Parnassus Mid Cap Fund Investor Shares	0.63	10.01	10.11	8.33	1.07	0.99

Parnassus Mid Cap Fund Institutional Shares	0.93	10.12	10.18	8.36	0.77	0.77

Russell Midcap Index	-4.04	10.45	10.30	7.45	NA	NA

Lipper Mid-Cap Core Average	-6.27	7.82	7.74	5.96	NA	NA

The average annual total return for the Parnassus Mid Cap Fund-Institutional Shares from commencement (April 30, 2015) was 2.10%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

The Fund performed relatively well this quarter, beating the Russell by 113 basis points (one basis point is equal to 0.01% or one one-hundredth of a percent) and the Lipper average by 192 basis points. The Fund benefitted from having an overweight position in utilities, the best-performing sector in the benchmark. Our underweight exposure in the financial sector helped the Fund’s overall performance, because this sector’s total return for the quarter was negative. The Fund’s overweight position in the health care sector hurt performance the most, because this sector declined almost four times more than the Russell during the quarter. As usual though, our stock selection was the main driver of the Fund’s performance relative to the index.

In previous reports, when we’ve discussed how an individual holding has affected the NAV of our Fund, we’ve expressed the impact in terms of dollars and cents per share. From now on, we will describe a stock’s contribution in terms of basis points. To illustrate this change, consider a hypothetical stock that made a 20¢ impact on a $40 NAV fund. Since 20¢ is 50 basis points of $40, we will now report that this hypothetical stock contributed 50 basis points to the Fund’s return. If you get confused, just remember that there are 100 basis points in one percent.

The Fund’s worst performer during the quarter was SEI Investments, the financial technology solutions provider and asset manager. SEI slumped 17.8%, from $52.40 to $43.05, reducing the Fund’s return by 53 basis points. The shares plummeted after management indicated that higher expenses related to the company’s core technology, Single Wealth Platform (SWP), could lower margins this year. The stock’s performance is disappointing, but management has the right

Quarterly Report • Q1 2016	PARNASSUS FUNDS

long-term strategy, because the investments are needed to sustain the company’s competitive advantage. We’re holding onto the stock, because SWP sales have been healthy, and once this spending is done, the company should enjoy consistent sales, margin and earnings improvement.

Calgon Carbon, a manufacturer of activated carbon used to remove pollutants from air and water in municipal, commercial and industrial processes, plummeted 18.7% from $17.25 to $14.02, reducing the Fund’s return by 51 basis points. The company reported poor results due to weak industrial demand, regulatory uncertainty and higher expenses. Investors were also disappointed that management forecasted sluggish demand trends in the near term. Despite the challenging outlook, we believe that Calgon will benefit as its customers comply with Federal regulations related to mercury emissions from coal power plants and water filtration.

First Horizon National Bank, a Tennessee-based regional bank, dropped 9.8% from $14.52 to $13.10, reducing the Fund’s return by 46 basis points. The stock slid after the company reported weaker than expected earnings due to elevated operating expenses and a lower net interest margin. Investors also worried that margins will be further pressured in 2016, if the Federal Reserve postpones its plan to hike short-term interest rates. We still like First Horizon’s prospects, as the company is seeing robust lending demand in its core Tennessee market, and management appears committed to building shareholder value.

The Fund’s biggest winner was Questar, a Utah-based natural gas utility and pipeline operator, which soared 27.3% from $19.48 to $24.80, adding a tremendous 88 basis points to the Fund’s return. The stock surged after the company agreed to be acquired by Virginia-based Dominion Resources for $5.7 billion in cash, or $25 per share. Dominion paid a steep premium for Questar’s highly strategic pipelines and efficient natural gas utility assets. We’re sorry to lose this high-quality business after many years in the portfolio, but we’re pleased about the gain the transaction provided for our shareholders. We began to reduce our position during the quarter in response to the stock’s big move.

Iron Mountain, the leader in document storage services, jumped 25.6% from $27.01 to $33.91, adding 86 basis points to the Fund. The stock moved up initially after the company’s earnings came in better than expected, driven by stable organic growth and good margin performance. The stock went up further as investors focused on the pending merger with Recall Holdings. This deal should benefit Iron Mountain because the two companies have complementary customer bases. Whereas Iron Mountain has a strong position in large corporations, Recall has traditionally focused on medium- and small-sized companies. We expect the combined entity to have better growth potential and a stronger balance sheet than Iron Mountain alone. We’re hopeful that the deal closes as expected during the second quarter.

Xylem, a global industrial company providing water-related equipment and services, climbed 12.1% from $36.50 to $40.90, contributing 47 basis points to the Fund’s return. The stock rose after management issued 2016 earnings guidance that was ahead of expectations. Despite a difficult industrial environment, including weak energy and mining markets, the company should deliver positive sales growth this year as municipal demand rebounds for its water-related products. The firm’s decision to raise its quarterly dividend by 10% in February gave investors further confidence in Xylem’s strong financial position. We added to our position early in the quarter, as we believe management’s efforts to transform Xylem into a leaner and more tech-focused water equipment player will drive robust earnings growth ahead.

Parnassus Mid Cap Fund as of March 31, 2016 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q1 2016

Outlook and Strategy

The Russell marched higher during the quarter and has now achieved a total return of nearly 300% since the trough reached in March of 2009. There’s nothing wrong with a rising stock market, but for stocks to climb higher, company earnings usually need to go up. The problem is that the Russell’s earnings didn’t grow very much last year, and a large portion of future growth is expected to come from the energy sector, which is difficult to predict.

On top of this, mid-cap stocks are relatively expensive, with the index trading above historical averages at almost 18x forward earnings estimates. Economic risks have also risen, prompting the Fed to slow down the pace of additional interest rate hikes. With this backdrop, we remain comfortable in our cautious stance.

About one-fifth of the Fund is invested in the industrials sector. This might seem like a risky bet on economic expansion, because companies in this sector are typically cyclical, highly sensitive to macro conditions and prone to extreme stock movements. However, about half of our holdings in this sector are less-cyclical business service companies, providing essential services such as collecting waste and managing human resources. Other holdings such as Equifax, Insperity and Verisk Analytics are data-centric with few hard assets, and have highly predictable revenue streams. Even our more traditional industrial investments, such as Pentair, Xylem and Deere, participate in sub-industries with strong secular growth drivers, which helps reduce risk. They all also have material competitive advantages and the ability to sustain healthy free cash flow.

We continue to own a higher concentration of health care stocks than the Russell. In this sector, we own resilient businesses with compelling secular drivers, competitive advantages and strong balance sheets. This past quarter, we added to our Perrigo and Patterson positions when their prices went down. The Fund still has relatively few consumer discretionary and financial stocks, where we currently believe that there are secular trend concerns and the range of outcomes is wide.

We recently bought shares in Micron, an Idaho-based manufacturer of dynamic random access memory chips (DRAM). With over 25% market share in the highly concentrated DRAM industry, a market with significant barriers to entry due to patents, Micron should benefit as the oversupply in DRAM chips subsides. We also expect that over time the company’s specialized chips will gain share in non-PC markets, such as mobile, data center and the “internet of things.” Furthermore, with the stock trading 60% below its 52-week high, and hovering close to book value, we believe the shares offer an asymmetric risk-reward.

We also initiated a modest position in WhiteWave, a leader in the plant-based food and beverage, coffee creamer and organic dairy categories. WhiteWave has some of the leading brands in the increasingly relevant organic foods space, and it has carved out a moat with its price-commanding brands such as Horizon Organic, Silk, International Delight and Earthbound Farms. A recent slowdown in sales growth of its Silk-plant based beverages, and supply constraints with its Earthbound products, caused the stock to decline by 29% from its 52-week high, creating an attractive opportunity for us to initiate a position in the stock.

We continue to populate the portfolio with about forty companies that we believe have excellent, long-term risk-reward profiles. We do this by focusing on responsible, well-managed businesses that have growth prospects, competitive advantages and attractive valuations. We are confident that this strategy will lead to outperformance relative to our benchmarks over the long-term.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q1 2016	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Ticker: Investor Shares - PAFSX

Ticker: Institutional Shares - PFPSX

As of March 31, 2016, the net asset value (“NAV”) of the Parnassus Asia Fund – Investor Shares was $14.39, resulting in a loss of 2.37% for the first quarter. This compares to a loss of 1.60% for MSCI AC Asia Pacific Index (“MSCI Index”) and a loss of 0.08% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). We fell behind both of our indexes in this period, primarily because of our investments in technology companies.

Below is a table comparing the Parnassus Asia Fund with the MSCI Index and the Lipper average over the past one-year period and since inception. Because the Fund went from market-beating to market-trailing performance in the last twelve months, the one-year numbers look especially bad. However, in the less-than-three years since the Fund has been in existence, we trail

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2016

Parnassus Asia Fund Investor Shares	-16.39	-1.06	2.50	1.25

Parnassus Asia Fund Institutional Shares	-16.09	NA	1.10	0.94

MSCI AC Asia Pacific Index	-9.41	-0.58	NA	NA

Lipper Asia Pacific Region Average	-7.83	-1.16	NA	NA

The average annual total return for the Parnassus Asia Fund-Institutional Shares from commencement (April 30, 2015) was -19.38%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Asia Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 1.25% of net assets for the Parnassus Asia Fund – Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

the MSCI Index for the period since inception by only 48 basis points and remain ahead of the Lipper average by 10 basis points since the Fund’s launch on April 30, 2013.

Company Analysis

Starting this quarter, we’re describing the impact of our winners and losers in percentage terms (or basis points, where one basis point is equal to 0.01% or one one-hundredth of a percent). Before, we gave you the impact on the Fund’s NAV in cents, but we think that percentages, i.e. basis points, will make it easier to understand. If you get confused, just remember that there are 100 basis points in one percent.

The Asia Fund’s soft performance was attributable to our investments in certain high-technology stocks, which declined as slower global growth delayed the uptake of new technology. Five companies contributed 40 basis points or more to the Fund’s return this quarter, while four subtracted 70 basis points or more from the return.

Micron Technology was our worst performer, as its stock fell 26.1% from $14.16 to $10.47 and reduced the return by 127 basis points. Micron makes semiconductor memory chips, and its stock fell after weaker than expected demand for personal computers caused memory chip prices, and Micron’s earnings, to decline. This issue has been affecting the company for over a year now, and the stock has fallen dramatically from its peak of $36.49 in December of 2014. We don’t know precisely when memory chip prices will stabilize, but we’re confident they eventually will. Memory chips benefit from the long-term trends of increasing smartphone penetration in emerging markets, the proliferation of Internet-connected devices such as watches, cars and industrial

PARNASSUS FUNDS	Quarterly Report • Q1 2016

machines, and the rapid growth of data centers. Micron is now trading below its book value of $11.80, and we took advantage of the deeply discounted price to add to our position.

Hermes Microvision, a Taiwan-based maker of semiconductor-manufacturing equipment, reduced the return by 108 basis points as its stock price dropped 20.2% from $35.83 to $28.58. The company develops and markets electron beam (E-beam) inspection tools for semiconductor manufacturers for use in testing for defects in silicon wafers. Hermes’ stock price tumbled after management lowered its sales outlook for a second time in six months. Major customer Samsung experienced difficulties ramping up its next generation 10 nanometer production, and therefore delayed its orders for Hermes’ equipment. Higher research and development and employee stock option expenses also cut into profits during the quarter. Despite these setbacks, Hermes’ E-beam technology remains the best in the industry and continues to gain market share from older optical inspection methods.

Lenovo decreased the return by 90 basis points, as its stock price slipped 22.8% from $1.01 to $0.78. (We own the Hong Kong-listed shares, which are more liquid than the U.S.-listed ADR’s; one ADR is equal to 20 shares with a value of $15.54 at quarter-end.) The maker of personal computers and other technology products is the number one brand in China, and the largest PC manufacturer in the world. The company faced bruising competition in the global smartphone market in the quarter, which caused mobile revenues and shipments to decline by double-digits. Investors also worried about the sustainability of cost savings achieved by Lenovo’s two acquisitions of Motorola Mobility and IBM’s System-X servers. Though the server business is progressing well with continued improvement in revenue and profitability, investors remain skeptical of the mobile business, which has yet to break even.

The stock price of Rakuten fell 16.2% from $11.52 to $9.65, clipping the Fund’s return by 77 basis points. Based in Japan, Rakuten is an international online shopping mall with tens of thousands of merchants; it is also a major player in online financial services including securities brokerage and credit cards. While Rakuten still dominates Japan’s e-commerce ecosystem, the competitive landscape has intensified. Amazon is using its Amazon Prime membership package of free shipping, same-day delivery, and free online content to gain share, and at the same time, Yahoo Shopping developed a turnaround offensive under the banner of e-commerce revolution. As a result, profit growth slowed both in Rakuten’s domestic e-commerce and financial technology segments. In response, management announced an ambitious medium-term plan in which it would close its Indonesia, Singapore and Malaysia marketplace businesses to redouble efforts to grow in Japan.

Our biggest winner was Lite-On Technologies, which soared 27.1% higher from $0.96 to $1.22, increasing the return of the Fund by 84 basis points. Based in Taipei, Lite-On sells a variety of electronic components that serve the information technology, optoelectronics, storage and mobile mechanics markets. It is the number one player globally in sales of power supplies for desktop and notebook computers and a global top-three player in camera modules that are used in mobile devices and automobiles. The company increased operating profits due to a higher-end product mix and improvements in production efficiency. Management also identified cloud computing, LED lighting, and automotive as areas of strategic focus. Finally, the company’s generous 5.8% dividend yield and cash-rich balance sheet also attracted yield-seeking investors, who sent the stock higher.

Parnassus Asia Fund as of March 31, 2016 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2016	PARNASSUS FUNDS

Applied Materials, the maker of equipment used in semiconductor-manufacturing, contributed 76 basis points to the Fund’s first quarter return, as its stock increased 13.4% from $18.67 to $21.18. The company gave a strong outlook for its second quarter, where the management team guided for a 14% revenue increase in its semiconductor-equipment business and further strength in the second half of the year. The company also commented on its long-term optimism on the display business, as the industry is accelerating investments in new manufacturing technology.

Brambles increased the Fund’s return by 54 basis points, as its stock price jumped 10.6% from $8.37 to $9.26. The Australia-based company is the largest global operator of pallet and reusable plastic crate pooling services, with operations in over 50 countries around the world. Brambles experienced strong organic growth in the Americas pallet segment, which allayed the market’s earlier fears that inventory in the U.S. was increasing too fast. Management also upgraded 2016 guidance two percentage points from 7% to 9%, demonstrating that the company’s past difficulties are behind it. We like that Brambles has cost advantages due to the company’s global scale and an economic moat driven by an extensive distribution network.

Manila Water Company, a full-service water utility in the Philippines, boosted the return by 48 basis points as its stock price rose 11.2% from $0.53 to $0.59. The utility provides water to millions of people in the Philippines as well as in Indonesia, Vietnam and Myanmar. Total billed volume for the company’s core geographic region accelerated 4% on the back of more water connections, while other local subsidiaries recorded healthy volume growth as well. The company also amended its concession agreement with a local government that allows it to expand water supply services to the entire province from its current coverage of only three cities. The stock surged on the good news.

Taiwan Semiconductor Manufacturing Company, a maker of semiconductor chips in Taiwan, added 43 basis points to the Fund’s first quarter return, as its stock climbed 15.2% from $22.75 to $26.20. The stock was up after the company indicated that inventory levels were below seasonal levels, a sign that any future demand could more easily flow through to profits. The company also gained share in the market for making 16 and 14 nanometer chips, on top of its already high share in 10 nanometer manufacturing technology. Even though smartphone demand has softened, new markets like automotive and virtual reality should help drive growth for this high-quality company.

Outlook and Strategy

Asian markets endured another volatile period best described as a W-shaped quarter. Plunging stock and currency markets in China, followed by a bungled response by the central government, dragged the MSCI Index down over 13% in just the first three weeks of 2016. The relief rally, or the middle peak of the “W,” quickly reversed as China’s slowing growth, falling commodity prices and the rising U.S. dollar threatened to tip the global economy into recession. Ultimately though, the U.S. Federal Reserve soothed markets by promising a more accommodative monetary policy, and Asian markets collectively surged to end the quarter only slightly below where they started the year. It could have been much worse.

Japan was also hit by volatility, and as the largest component of the MSCI Index, it had a capital “W”-shaped quarter. Years-long interventions by Japan’s central bank to prop up stock prices have begun to lose their effectiveness. As a result, the Bank of Japan turned to experimental policies and lowered the country’s interest rates below zero. The risky and unprecedented negative interest-rate program confused investors and sent Japanese stocks lower by 6%. This actually benefitted the Fund, though, since we have been underweight Japanese equities for some time.

Parnassus Asia Fund as of March 31, 2016 (percentage of net assets)

Parnassus considers companies that do a substantial amount of business in Asia to be Asian companies.

PARNASSUS FUNDS	Quarterly Report • Q1 2016

In Asia, it’s important to be aware of macroeconomic trends, even though that’s not how we pick stocks. We continue to look for high-quality companies that are trading at a discount to their intrinsic value. If anything, our process has been refined over time with greater knowledge about and experience with the macroeconomic and regulatory factors that influence our company stock prices. We continue to believe in the long-term potential of sustainable investing in Asia and will continue to work hard to earn your investment and your trust.

Yours truly,

Jerome L. Dodson	Billy J. Hwan
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q1 2016	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of March 31, 2016, the NAV of the Parnassus Fixed Income Fund – Investor Shares was $16.74, producing a gain for the quarter of 2.35% (including dividends). This compares to a gain of 3.03% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 3.32% for the Lipper A-Rated Bond Fund Average, which represents the average return of the A-rated bond funds followed by Lipper (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For March 31, the 30-day subsidized SEC yield was 1.87%, and the unsubsidized SEC yield was 1.77%.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2016

Parnassus Fixed Income Fund Investor Shares	1.59	1.71	2.74	4.19	0.79	0.68

Parnassus Fixed Income Fund Institutional Shares	1.71	1.75	2.77	4.20	0.50	0.49

Barclays U.S. Aggregate Bond Index	1.96	2.50	3.77	4.89	NA	NA

Lipper A-Rated Bond Fund Average	0.36	2.44	4.43	4.92	NA	NA

The average annual total return for the Parnassus Fixed Income Fund-Institutional Shares from commencement (April 30, 2015) was 1.98%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

In previous reports, when we’ve discussed how an individual holding has affected the NAV of our Fund, we’ve expressed the impact in terms of dollars and cents per share. From now on, we will describe a bond’s contribution in terms of basis points. To illustrate this change, consider a hypothetical bond that made a 10¢ impact on a $20 NAV fund. Since 10¢ is 50 basis points of $20, we will now report that this hypothetical bond contributed 50 basis points to the Fund’s return. If you get confused, just remember that there are 100 basis points in one percent.

Quarter in Review

The Parnassus Fixed Income Fund underperformed the Index during the quarter as its short duration, or conservative positioning, tempered gains. A slowdown in manufacturing and huge monetary stimulus programs in Europe and Japan drove the yield on the 10-year Treasury bond lower, from 2.27% to 1.77%. While investors became positive on the economy again in March, Treasury yields did not move much higher. Instead, investors piled into the riskiest corporate bonds, especially those with exposure to commodities, driving their yields down and prices up.

Duration is a measure of interest rate sensitivity, and indicates how much the value of the portfolio will move with each 1% change in interest rates. A short duration means the Fund does not gain as much when rates fall, as was the case this quarter. Relative to its Lipper average, the Fund holds higher quality bonds with less exposure to the volatile commodities market, so it did not benefit as much from the big rally in March.

Bonds issued by Motorola Solutions were the top contributor to performance in the quarter, gaining

PARNASSUS FUNDS	Quarterly Report • Q1 2016

7.24% and adding 13 basis points to the total return. The company’s bonds were unfairly penalized in 2015 as investors were concerned about the company’s total leverage. The bonds bounced back in the quarter as investors are now more confident that the company will maintain its investment-grade rating and see healthy growth in the year.

Agilent Technologies bonds continued to perform well into 2016, moving up 3.88% and adding eight basis points to the total return. Agilent’s bonds benefitted from consistent revenue growth and management’s plans to streamline the business following its 2014 spin-off of Keysight Technologies.

Finally, bonds issued by CVS Health outperformed in the quarter, increasing 6.14% and adding seven basis points to total return. The company’s diversified business model, which provides steady cash flow, and management’s excellent execution propelled returns.

The worst-performing bonds were convertible issued by Exelixis, falling 15.51% and removing five basis points from the Fund’s NAV. The specialty pharmaceutical company’s bonds surged in 2015 on positive phase III trials for two cancer drugs, but fell this quarter as investors soured on the industry as a whole. We believe the company has bright prospects and so expect the bonds to recover.

Bonds issued by United Rentals shaved four basis points from the total return. The company, which rents industrial equipment used to build and maintain commercial buildings, saw its bonds slide as commercial construction slowed and a glut of rental equipment drove prices lower. Because the company’s outlook meaningfully changed, and we believe it will continue to face strong competition, we exited the position during the quarter.

Outlook and Strategy

Since joining Parnassus Investments nearly three years ago, my economic forecast has been for slow growth and an improving labor market. There have been a few bumps along the way, but my forecast has been correct. In the first quarter alone, the economy added over 600,000 jobs and saw consumer inflation move above 2%. During this time, I also expected positive GDP growth to drive interest rates higher, but that prediction has proven wrong. Enormous monetary easing programs from the European Central Bank and the Bank of Japan have overwhelmed the impact of our recovery, keeping Treasury rates low.

With interest rates at such low levels, and inflation rising, we continue to see more risk from higher rates than benefit from lower rates. As a result, the Fund remains defensively positioned. The first pillar of the Parnassus Fixed Income Fund is principal preservation, and while this conservative positioning means that gains on declining rates will be muted – as they were this quarter – it also means the Fund should do well when rates eventually rise.

The second principle of the Parnassus Fixed Income Fund is income generation. During the quarter, we added several higher-yielding credits to the portfolio, including bonds issued by Micron Technologies and National Oilwell Varco. Both are trading well off their highs, have good balance sheets and provide investors with attractive yields.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samanth D. Palm

Portfolio Manager

Parnassus Fixed Income Fund as of March 31, 2016 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2016	PARNASSUS FUNDS

Responsible Investing Notes

By: Milton Moskowitz

Why is it that people running for President of the United States all seem to relish dumping on the business world? Dr. Ben Carson, who retired early from the Republican race, said: “I have refused to lick the boots of billionaires.” Senator Bernie Sanders, citing the wide income disparity between the top and the bottom, said: “The business model of Wall Street is fraud.” And Donald Trump, citing the offshoring of manufacturing facilities, said “I’ll never eat another Oreo again, ever!”

The interesting feature of this debate is that there is no debate. There doesn’t seem to be anybody in the business world with the gumption to get up and defend the work that they do. Also, this is not a new phenomenon. Business has long played the villain in literature, motion pictures and award-winning dramas on Broadway. It goes back more than 100 years to William Jennings Bryan’s speech at the 1896 convention of the Democratic Party: “You shall not crucify mankind on a cross of gold.”

Sir Martin Sorrell comes from an immigrant Jewish family and knows how it feels to be criticized for making too much money. He was attacked recently for a 2015 paycheck that totaled $53 million, making him the highest paid CEO in Britain. His 2005 divorce yielded the largest settlement in British legal history: $45 million including a four-story Georgian town-house and two underground parking slots at Harrods, each priced at $135,000.

Sorrell burst upon the advertising scene in 1987 when he engineered a hostile takeover of the J. Walter Thompson Company, then the oldest and largest advertising agency in the world. At the time he was running a small firm called Wire and Plastic Products (WPP), a British maker of wire shopping baskets. Dismissed as a pipsqueak, Sorrell sensed that JWT was ripe for a takeover. It had recently gone public and was a playground for infighting. (Full disclosure: In the 1960s I worked at JWT for five years.)

Before they knew what hit them, JWT was scooped up by Sorrell, who then became a serial acquirer of advertising and marketing companies: The WPP shopping cart was soon filled with the likes of Ogilvy & Mather, Young & Rubicam and Grey Advertising. Today, WPP ranks as the world’s largest provider of advertising and marketing services, with revenues approaching $20 billion, offices in 107 countries and employees numbering 140,000. Some pipsqueak.

Meanwhile, JWT, my old employer, continues to flounder. In 2015, it went outside the company to bring in a new chief executive, Argentine-born Gustavo Martinez. In March of this year, an employee filed a suit accusing Martinez of racist and sexist behavior. A week later when Martinez resigned, he introduced his successor, Tamara Ingram, who moved up from her position as the agency’s chief client team officer. It’s the first time a woman has led JWT. According to the New York Times, “the lawsuit underscores the lack of gender and racial diversity in the advertising business.”

A number of American companies have been targeted by activists for paying their top executives thousands of times the average pay in the company. That does not happen at the Parnassus Funds holding Whole Foods Market, which plans to open 30 new stores this year, adding to the 412 now operating in the U.S. Why? Because Whole Foods has had a salary cap in place for 29 years. The cap has been raised three times, and it currently stands at 19 times the average wage in the company, dictating a paycheck ceiling of $778,554 (19 times $40,976). In addition, John Mackey, the founder and co-CEO, reduced his salary in 2007 to $1 a year – and that is also still in place.

Whole Foods allocates 5% of after-tax profits to charitable contributions. Helping them to do that is the company’s Whole Plant Foundation, which has funded microfinance programs in 70 countries. Whole Plant kicked off its 10th annual drive in March, hoping to raise $3.5 million this year. Hundreds of events have been scheduled for stores, where shoppers will be asked at checkout counters to approve a rounding up change for the anti-poverty drive.

You know things are changing when you see a woman joining the board of directors at a Japanese company. That happened this year when Asako Suzuki was promoted to Chief Operating Officer of Honda – and a member of the company’s board of directors. I have spent years thumbing my way through Japanese annual reports, featuring pages and pages of men dressed in dark suits and plain ties. The Economist maintains a glass ceiling index that rates 29 countries on how well they treat women in the workplace – Japan ranks 27th. Countries with the highest scores are Iceland, Norway, Sweden and Finland. The

PARNASSUS FUNDS	Quarterly Report • Q1 2016

Scandinavian countries have laws mandating appropriate representation of women at all levels. In Norway, a company is required to have 40% of board seats filled by women. In the United States, ranked 19th on the Economist index, IBM made a significant move this year when it named Hutham S. Olayan to its board. Ms. Olayan is a wealthy Saudi Arabian business woman. She becomes the fourth woman on IBM’s 14-member board. The others are CEO Virginia Rometty, Joan E. Spero, research scholar at Columbia University’s school of International and Public Affairs, and Shirley Ann Jackson, President of Rensselaer Polytechnic Institute.

Phil Knight, founder of Nike, is making a substantial donation to his alma mater, Stanford, which will result in $400 million to help young women navigate the college years without going broke. “Our goal,” Knight said, “is that somebody graduates from the program with zero dollars of debt.” Two-thirds of the recipients are expected to come from outside the United States… Another donation, $90 million, will be specifically earmarked for women of color seeking a college degree. These funds will come from the New York-based Novo Foundation, run by Peter Buffett and his wife, Jennifer. Peter is the youngest son of Warren Buffett, proving that an apple never falls far from the tree… Deere & Co., the world’s largest supplier of farm equipment, made Ethisphere’s list of the world’s most ethical companies for the tenth consecutive year. Other Parnassus Funds holdings appearing on the list are: Ecolab (another ten-year winner), Applied Materials, MasterCard and Waste Management.

The National Society of High School Scholars asked 18,000 youths, aged 15 to 20, to name the companies they would most like to work for. Top choice: Google. The search engine leader continues to wow the philanthropy world with innovative giving programs. African Americans make up only 2% of Google’s workforce but the company is committed to changing that. It recently pumped $5 million into community grants in the Bay Area, with a strong emphasis on education. San Francisco high schools have 250 black seniors and thanks to Google, each one will now have access to one-on-one counseling, where they will learn the ins and outs of filling out a college application, acing an interview and asking for financial aid. In short, they will know that they have options.

Milton Moskowitz is the co-author of the Fortune magazine survey “The 100 Best Companies to Work For” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

Quarterly Report • Q1 2016	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of March 31, 2016 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Applied Materials Inc.	1,800,000	38,124,000	5.2%
International Business Machines Corp.	235,000	35,590,750	4.8%
Ciena Corp.	1,800,000	34,236,000	4.6%
Whole Foods Market Inc.	1,050,000	32,665,500	4.4%
American Express Co.	500,000	30,700,000	4.1%
Intel Corp.	900,000	29,115,000	3.9%
Air Lease Corp.	900,000	28,908,000	3.9%
SanDisk Corp.	375,000	28,530,000	3.9%
Gilead Sciences Inc.	310,000	28,476,600	3.8%
Charles Schwab Corp.	1,000,000	28,020,000	3.8%
Micron Technology Inc.	2,250,400	23,561,688	3.2%
Deere & Co.	300,000	23,097,000	3.1%
Motorola Solutions Inc.	300,000	22,710,000	3.1%
Trimble Navigation Ltd.	900,000	22,320,000	3.0%
Cummins Inc.	200,000	21,988,000	3.0%
Alphabet Inc., Class A	25,000	19,072,500	2.6%
Potash Corporation of Saskatchewan Inc.	1,100,000	18,722,000	2.5%
Thomson Reuters Corp.	450,000	18,216,000	2.5%
Progressive Corp.	500,000	17,570,000	2.4%
Capital One Financial Corp.	250,000	17,327,500	2.4%
Essent Group Ltd.	800,000	16,640,000	2.2%
Perrigo Co. plc	130,000	16,630,900	2.2%
QUALCOMM Inc.	325,000	16,620,500	2.2%
Expeditors International of Washington Inc.	300,000	14,643,000	2.0%
Axalta Coating Systems Ltd.	500,000	14,600,000	2.0%
Redwood Trust Inc.	1,100,000	14,388,000	1.9%
Mondelez International Inc., Class A	350,000	14,042,000	1.9%
McKesson Corp.	80,000	12,580,000	1.7%
Wells Fargo & Co.	250,000	12,090,000	1.7%
Pentair plc	200,000	10,852,000	1.5%
PayPal Holdings Inc.	280,000	10,808,000	1.5%
Allergan plc	40,000	10,721,200	1.4%
FedEx Corp.	65,000	10,576,800	1.4%
First Horizon National Corp.	800,000	10,480,000	1.4%
eBay Inc.	300,000	7,158,000	1.0%
Plantronics Inc.	175,000	6,858,250	0.9%
Belmond Ltd.	500,000	4,745,000	0.6%

Total investment in equities		723,384,188	97.7%
Total short-term securities		16,913,302	2.3%

Other assets and liabilities		(58,267)	(0.0%)

Total net assets		740,239,223	100.0%

Net asset value as of March 31, 2016
Investor shares		$40.00
Institutional shares		$40.00

PARNASSUS FUNDS	Quarterly Report • Q1 2016

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of March 31, 2016 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Danaher Corp.	6,105,878	579,203,587	4.6%
Mondelez International Inc., Class A	10,709,214	429,653,666	3.4%
Gilead Sciences Inc.	4,500,000	413,370,000	3.3%
Xylem Inc.	9,945,000	406,750,500	3.2%
Intel Corp.	12,500,000	404,375,000	3.2%
United Parcel Service Inc., Class B	3,808,270	401,658,237	3.2%
Charles Schwab Corp.	14,194,331	397,725,155	3.2%
Praxair Inc.	3,450,000	394,852,500	3.2%
Motorola Solutions Inc.	4,975,772	376,665,940	3.0%
VF Corp.	5,734,655	371,376,258	3.0%
Procter & Gamble Co.	4,500,000	370,395,000	3.0%
CVS Health Corp.	3,548,730	368,109,763	2.9%
Sysco Corp.	7,864,354	367,501,262	2.9%
Alphabet Inc., Class C	480,572	358,002,111	2.9%
Iron Mountain Inc.	10,543,000	357,513,130	2.9%
Perrigo Co. plc	2,779,010	355,518,749	2.8%
Apple Inc.	3,242,067	353,352,882	2.8%
Pentair plc	6,505,000	352,961,300	2.8%
Applied Materials Inc.	16,200,000	343,116,000	2.7%
National Oilwell Varco Inc.	10,150,000	315,665,000	2.5%
Questar Corp.	12,500,000	310,000,000	2.5%
Verisk Analytics Inc.	3,867,959	309,127,283	2.5%
Thomson Reuters Corp.	7,475,805	302,620,586	2.4%
PepsiCo Inc.	2,915,000	298,729,200	2.4%
PayPal Holdings Inc.	7,729,633	298,363,834	2.4%
Allergan plc	1,000,000	268,030,000	2.1%
MasterCard Inc., Class A	2,750,000	259,875,000	2.1%
eBay Inc.	10,884,902	259,713,762	2.1%
Waste Management Inc.	4,400,000	259,600,000	2.1%
Patterson Companies Inc.	5,425,000	252,425,250	2.0%
McCormick & Co.	2,500,000	248,700,000	2.0%
MDU Resources Group Inc.	10,965,166	213,382,130	1.7%
Alphabet Inc., Class A	225,000	171,652,500	1.4%
Micron Technology Inc.	15,150,000	158,620,500	1.3%
Compass Minerals International Inc.	2,075,303	147,055,971	1.2%
Deere & Co.	1,902,272	146,455,921	1.2%
Novartis AG (ADR)	2,000,000	144,880,000	1.2%
WD-40 Co.	1,220,000	131,772,200	1.0%
Shaw Communications Inc., Class B	3,381,639	65,299,449	0.5%
Northwest Natural Gas Co.	781,910	42,105,854	0.3%

Total investment in equities		12,006,175,480	95.9%
Total short-term securities		623,798,733	5.0%

Other assets and liabilities		(111,299,223)	(0.9%)

Total net assets		12,518,674,990	100.0%

Net asset value as of March 31, 2016
Investor shares		$37.80
Institutional shares		$37.86

Quarterly Report • Q1 2016	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of March 31, 2016 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Applied Materials Inc.	4,200,000	88,956,000	6.3%
SanDisk Corp.	1,000,000	76,080,000	5.4%
Ciena Corp.	3,800,000	72,276,000	5.1%
International Business Machines Corp.	475,000	71,938,750	5.1%
QUALCOMM Inc.	1,350,000	69,039,000	4.9%
American Express Co.	1,100,000	67,540,000	4.8%
Charles Schwab Corp.	2,400,000	67,248,000	4.7%
Autodesk Inc.	1,150,000	67,056,500	4.7%
Whole Foods Market Inc.	2,100,000	65,331,000	4.6%
Gilead Sciences Inc.	700,000	64,302,000	4.5%
Micron Technology Inc.	6,062,700	63,476,469	4.5%
Deere & Co.	820,000	63,131,800	4.5%
Intel Corp.	1,600,000	51,760,000	3.6%
Citrix Systems Inc.	650,000	51,077,000	3.6%
Lam Research Corp.	600,000	49,560,000	3.5%
Cummins Inc.	450,000	49,473,000	3.5%
Wells Fargo & Co.	1,000,000	48,360,000	3.4%
Expeditors International of Washington Inc.	900,000	43,929,000	3.1%
Perrigo Co. plc	325,000	41,577,250	2.9%
W.W. Grainger Inc.	140,000	32,680,200	2.3%
Alphabet Inc., Class A	40,000	30,516,000	2.2%
C.H. Robinson Worldwide Inc.	400,000	29,692,000	2.0%
Plantronics Inc.	600,000	23,514,000	1.7%
Roche Holdings Ltd. (ADR)	295,000	9,034,375	0.6%
Procter & Gamble Co.	75,000	6,173,250	0.4%

Total investment in equities		1,303,721,594	91.9%
Total short-term securities		117,864,798	8.3%

Other assets and liabilities		(3,334,559)	(0.2%)

Total net assets		1,418,251,833	100.0%

Net asset value as of March 31, 2016
Investor shares		$28.28
Institutional shares		$28.30

PARNASSUS FUNDS	Quarterly Report • Q1 2016

PARNASSUS MID CAP FUND

Portfolio of Investments as of March 31, 2016 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Xylem Inc.	572,500	23,415,250	3.7%
Patterson Companies Inc.	495,000	23,032,350	3.7%
Pentair plc	420,000	22,789,200	3.6%
Insperity Inc.	430,000	22,243,900	3.6%
Iron Mountain Inc.	635,000	21,532,850	3.4%
Perrigo Co. plc	163,500	20,916,555	3.3%
Applied Materials Inc.	950,000	20,121,000	3.2%
First Horizon National Corp.	1,449,000	18,981,900	3.0%
Autodesk Inc.	325,000	18,950,750	3.0%
Cardinal Health Inc.	230,000	18,848,500	3.0%
Waste Management Inc.	310,000	18,290,000	2.9%
Thomson Reuters Corp.	450,000	18,216,000	2.9%
Fiserv Inc.	175,000	17,951,500	2.9%
Sysco Corp.	377,300	17,631,229	2.8%
SEI Investments Co.	400,000	17,220,000	2.8%
Verisk Analytics Inc.	214,519	17,144,358	2.8%
National Oilwell Varco Inc.	550,000	17,105,000	2.7%
Questar Corp.	686,161	17,016,793	2.7%
eBay Inc.	700,000	16,702,000	2.7%
MDU Resources Group Inc.	840,000	16,346,400	2.6%
Axalta Coating Systems Ltd.	555,000	16,206,000	2.6%
Motorola Solutions Inc.	210,000	15,897,000	2.6%
Dentsply Sirona Inc.	249,215	15,359,120	2.6%
Compass Minerals International Inc.	200,000	14,172,000	2.3%
VF Corp.	200,000	12,952,000	2.1%
Charles Schwab Corp.	450,000	12,609,000	2.0%
McCormick & Co.	125,750	12,509,610	2.0%
Expeditors International of Washington Inc.	252,500	12,324,525	2.0%
Calgon Carbon Corp.	865,000	12,127,300	1.9%
Deere & Co.	157,500	12,125,925	1.9%
Equifax Inc.	100,000	11,429,000	1.8%
Northwest Natural Gas Co.	193,500	10,419,975	1.7%
Micron Technology Inc.	940,000	9,841,800	1.6%
Teleflex Inc.	57,500	9,028,075	1.5%
AGL Resources Inc.	135,000	8,793,900	1.4%
WhiteWave Foods Co.	150,000	6,096,000	1.0%
Shaw Communications Inc., Class B	310,000	5,986,100	1.0%
Ecolab Inc.	35,700	3,981,264	0.6%
First American Financial Corp.	100,000	3,811,000	0.6%
Whole Foods Market Inc.	100,000	3,111,000	0.5%

Total investment in equities		593,236,129	95.0%
Total short-term securities		43,274,055	6.9%

Other assets and liabilities		(11,961,598)	(1.9%)

Total net assets		624,548,586	100.0%

Net asset value as of March 31, 2016
Investor shares		$26.42
Institutional shares		$26.45

Quarterly Report • Q1 2016	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Portfolio of Investments as of March 31, 2016 (unaudited)

Australia Equities	Shares	Market Value ($)	Percent of Net Assets

Brambles Ltd.	41,598	385,354	3.7%

Total investment in Australia equities		385,354	3.7%

China Equities

Alibaba Group Holding Ltd. (ADR)	6,000	474,180	4.6%
Micron Technology Inc.	38,000	397,860	3.9%
QUALCOMM Inc.	7,000	357,980	3.5%
Expeditors International of Washington Inc.	7,000	341,670	3.3%
Air Lease Corp.	10,500	337,260	3.3%
Apple Inc.	500	54,495	0.6%

Total investment in China equities		1,963,445	19.2%

Hong Kong Equities

SITC International Holdings Co., Ltd.	830,000	410,463	4.0%
Lenovo Group Ltd.	360,000	280,569	2.7%
China Minsheng Banking Corp., Ltd.	300,000	280,254	2.7%
Television Broadcasts Ltd.	70,000	251,938	2.4%
Greatview Aseptic Packaging Co., Ltd.	500,000	237,844	2.3%
HKBN Ltd.	150,000	185,173	1.8%
Sun Art Retail Group Ltd.	250,000	177,266	1.7%
Want Want China Holdings Ltd.	150,000	111,225	1.1%

Total investment in Hong Kong equities		1,934,732	18.7%

India Equities

Jain Irrigation Systems Ltd.	100,000	90,958	0.9%

Total investment in India equities		90,958	0.9%

Indonesia Equities

PT Bank Rakyat Indonesia (Persero)	450,000	385,936	3.7%
PT Asuransi Multi Artha Guna	3,741,500	91,196	0.9%

Total investment in Indonesia equities		477,132	4.6%

PARNASSUS FUNDS	Quarterly Report • Q1 2016

PARNASSUS ASIA FUND

Portfolio of Investments as of March 31, 2016 (unaudited) (continued)

Japan Equities	Shares	Market Value ($)	Percent of Net Assets

OMRON Corp.	13,000	386,654	3.8%
Rakuten Inc.	38,000	366,813	3.6%
Linear Technology Corp.	8,000	356,480	3.5%
Topcon Corp.	26,000	343,067	3.3%
KDDI Corp.	11,000	293,489	2.8%
USS Co., Ltd.	17,000	271,271	2.6%

Total investment in Japan equities		2,017,774	19.6%

Philippines Equities

Manila Water Co.	613,800	360,765	3.5%

Total investment in Philippines equities		360,765	3.5%

Singapore Equities

OSIM International Ltd.	150,000	152,549	1.5%

Total investment in Singapore equities		152,549	1.5%

South Korea Equities

Samsung Electronics Co., Ltd.	425	489,381	4.7%

Total investment in South Korea equities		489,381	4.7%

Taiwan Equities

Applied Materials Inc.	24,000	508,320	4.9%
Hermes Microvision Inc.	281,400	371,492	3.6%
Lite-On Technology Corp.	12,000	343,693	3.3%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	10,000	262,000	2.5%
Chailease Holdings Co., Ltd.	129,000	224,971	2.3%

Total investment in Taiwan equities		1,710,476	16.6%

Quarterly Report • Q1 2016	PARNASSUS FUNDS

Thailand Equities	Shares	Market Value ($)	Percent of Net Assets

Thanachart Capital Public Co., Ltd.	250,000	268,536	2.6%

Total investment in Thailand equities		268,536	2.6%
Total investment in equities		9,851,102	95.6%
Total short-term securities		344,444	3.3%

Other assets and liabilities		111,021	1.1%

Total net assets		10,306,567	100.0%

Net asset value as of March 31, 2016
Investor shares		$14.39
Institutional shares		$14.44

PARNASSUS FUNDS	Quarterly Report • Q1 2016

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of March 31, 2016 (unaudited)

Commercial Mortgage-Backed Securities	Principal ($)	Interest Rate	Maturity Date	Market Value ($)	Percent of Net Assets

JP Morgan Mortgage Trust Series 2011-C4, Class A3	1,500,000	4.11%	07/15/2046	1,566,165	0.8%
JP Morgan Mortgage Trust Series 2011-C4, Class A4	1,000,000	4.39%	07/15/2046	1,092,008	0.5%
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	1,000,000	3.06%	05/10/2063	1,033,245	0.5%
JP Morgan Mortgage Trust Series 2013-C13, Class A2	1,000,000	2.67%	01/15/2046	1,021,729	0.5%
FHLMC Multifamily Structured Pass Through Certificates K-02	865,139	2.84%	10/25/2022	899,358	0.4%
DBUBS Mortgage Trust Series 2011-LC2A, Class A2	738,531	3.39%	07/10/2044	739,148	0.4%

Total investment in commercial mortgage-backed securities				6,351,653	3.1%

Convertible Bonds

Intel Corp.	1,250,000	2.95%	12/15/2035	1,588,281	0.8%
Exelixis Inc.	550,000	4.25%	08/15/2019	544,844	0.3%
Micron Technology Inc.	750,000	3.00%	11/15/2043	510,938	0.2%

Total investment in convertible bonds				2,644,063	1.3%

Corporate Bonds

Pentair Finance SA	4,050,000	3.15%	09/15/2022	3,892,888	1.9%
Agilent Technologies Inc.	3,700,000	3.20%	10/01/2022	3,747,275	1.8%
Nordstrom Inc.	3,500,000	4.00%	10/15/2021	3,698,982	1.8%
Discover Financial Services	3,300,000	5.20%	04/27/2022	3,528,710	1.7%
Motorola Solutions Inc.	3,500,000	3.75%	05/15/2022	3,438,813	1.7%
VF Corp.	3,000,000	3.50%	09/01/2021	3,219,420	1.6%
Hanesbrands Inc.	3,000,000	6.38%	12/15/2020	3,105,000	1.5%
Juniper Networks Inc.	3,000,000	4.50%	03/15/2024	3,050,190	1.5%
Costco Wholesale Corp.	3,000,000	2.25%	02/15/2022	3,042,408	1.5%
FedEx Corp.	3,000,000	2.70%	04/15/2023	2,998,821	1.5%
Starbucks Corp.	2,500,000	3.85%	10/01/2023	2,729,290	1.3%
Cameron International Corp.	2,570,000	3.60%	04/30/2022	2,609,028	1.3%
Autodesk Inc.	2,200,000	4.38%	06/15/2025	2,248,178	1.1%
Burlington Northern Santa Fe Corp.	2,000,000	3.85%	09/01/2023	2,188,912	1.0%
Gilead Sciences Inc.	2,000,000	3.70%	04/01/2024	2,145,872	1.0%
MasterCard Inc.	2,000,000	3.38%	04/01/2024	2,138,812	1.0%
Gilead Sciences Inc.	2,000,000	3.65%	03/01/2026	2,125,268	1.0%
CVS Health Corp.	2,000,000	3.38%	08/12/2024	2,100,840	1.0%

Quarterly Report • Q1 2016	PARNASSUS FUNDS

Corporate Bonds	Principal ($)	Interest Rate	Maturity Date	Market Value ($)	Percent of Net Assets

Wells Fargo & Co.	2,000,000	4.10%	06/03/2026	2,099,096	1.0%
Waste Management Inc.	2,000,000	3.50%	05/15/2024	2,091,792	1.0%
Procter & Gamble Co.	2,000,000	2.30%	02/06/2022	2,058,578	1.0%
PepsiCo Inc.	2,000,000	2.75%	04/30/2025	2,049,634	1.0%
Regency Centers LP	2,000,000	3.75%	06/15/2024	2,043,790	1.0%
Waste Management Inc.	2,000,000	2.90%	09/15/2022	2,038,604	1.0%
Altera Corp.	2,000,000	1.75%	05/15/2017	2,017,630	1.0%
John Deere Capital Corp.	2,000,000	1.13%	06/12/2017	2,003,192	1.0%
Progressive Corp.	2,000,000	6.70%	06/15/2037	1,907,500	0.9%
Cardinal Health Inc.	1,600,000	1.90%	06/15/2017	1,610,525	0.8%
Southwest Air 07-1 Trust	1,363,190	6.15%	08/01/2022	1,509,733	0.7%
Cardinal Health Inc.	1,250,000	4.50%	11/15/2044	1,266,835	0.6%
Micron Technology Inc.	1,500,000	5.50%	02/01/2025	1,215,938	0.6%
Nordstrom Inc.	1,100,000	6.25%	01/15/2018	1,186,158	0.6%
CVS Health Corp.	1,000,000	5.13%	07/20/2045	1,158,122	0.6%
Burlington Northern Santa Fe Corp.	1,000,000	4.90%	04/01/2044	1,140,814	0.6%
Apple Inc.	1,000,000	4.38%	05/13/2045	1,047,066	0.5%
Autodesk Inc.	1,000,000	3.60%	12/15/2022	995,927	0.5%
National Oilwell Varco Inc.	1,000,000	2.60%	12/01/2022	852,003	0.4%
Apple Inc.	500,000	2.85%	02/23/2023	518,280	0.3%

Total investment in corporate bonds				82,819,924	40.3%

Federal Agency Mortgage-Backed Securities

Freddie Mac Pool Q29916	1,976,160	4.00%	11/01/2044	2,111,396	1.0%
Fannie Mae Pool AL4577	1,675,283	4.50%	01/01/2034	1,836,704	0.9%
Freddie Mac Pool A93451	1,551,354	4.50%	08/01/2040	1,690,231	0.8%
Freddie Mac Pool C91754	1,471,684	4.50%	02/01/2034	1,610,159	0.8%
Fannie Mae Pool AH6275	1,358,149	4.50%	04/01/2041	1,481,550	0.7%
Fannie Mae Pool MA2177	1,340,454	4.00%	02/01/2035	1,445,840	0.7%
Fannie Mae Pool AS4455	1,373,526	3.50%	02/01/2045	1,441,361	0.7%
Fannie Mae Pool AL0393	1,309,648	4.50%	06/01/2041	1,434,018	0.7%
Freddie Mac Pool A90225	1,327,147	4.00%	12/01/2039	1,420,295	0.7%
Fannie Mae Pool AS2502	1,313,561	4.00%	05/01/2044	1,419,153	0.7%
Ginnie Mae I Pool 778793	1,319,370	3.50%	01/15/2042	1,393,332	0.7%
Freddie Mac Pool Q22416	1,286,002	4.00%	10/01/2043	1,373,178	0.7%
Fannie Mae Pool AQ2925	1,300,234	3.50%	01/01/2043	1,366,782	0.7%
Fannie Mae Pool AH7196	1,230,932	4.50%	03/01/2041	1,343,025	0.7%
Fannie Mae Pool 926115	1,171,380	4.50%	04/01/2039	1,276,619	0.6%
Fannie Mae Pool AV0971	1,183,753	3.50%	08/01/2026	1,251,593	0.6%
Fannie Mae Pool 890430	1,165,807	3.50%	07/01/2027	1,238,846	0.6%
Freddie Mac Pool G18521	1,520,178	3.50%	08/01/2029	1,219,008	0.6%
Fannie Mae Pool AI8483	1,072,669	4.50%	07/01/2041	1,170,169	0.6%

PARNASSUS FUNDS	Quarterly Report • Q1 2016

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of March 31, 2016 (unaudited) (continued)

Federal Agency Mortgage-Backed Securities	Principal ($)	Interest Rate	Maturity Date	Market Value ($)	Percent of Net Assets

Fannie Mae Pool AO9140	1,052,493	3.50%	07/01/2042	1,105,985	0.5%
Fannie Mae Pool AD4296	976,294	5.00%	04/01/2040	1,085,245	0.5%
Fannie Mae Pool AL5708	987,030	4.00%	03/01/2034	1,069,867	0.5%
Freddie Mac Pool V60523	996,273	3.00%	04/01/2029	1,047,316	0.5%
Fannie Mae Pool MA1889	988,380	3.50%	05/01/2034	1,044,560	0.5%
Fannie Mae Pool AS1587	958,721	4.50%	01/01/2044	1,042,486	0.5%
Fannie Mae Pool AS2800	975,504	3.00%	07/01/2029	1,019,763	0.5%
Freddie Mac Pool C91764	901,817	3.50%	05/01/2034	950,600	0.5%
Freddie Mac Pool C91762	827,499	4.50%	04/01/2034	905,364	0.4%
Fannie Mae Pool AS0576	812,467	5.00%	09/01/2043	898,173	0.4%
Fannie Mae Pool AK3103	816,366	4.00%	02/01/2042	877,225	0.4%
Fannie Mae Pool AS1130	790,192	4.50%	11/01/2043	860,900	0.4%
Fannie Mae Pool MA1607	815,773	3.00%	10/01/2033	851,726	0.4%
Fannie Mae Pool AL0215	775,799	4.50%	04/01/2041	846,902	0.4%
Fannie Mae Pool AX1326	800,352	3.50%	09/01/2029	845,674	0.4%
Fannie Mae Pool 931065	745,107	4.50%	05/01/2039	813,707	0.4%
Fannie Mae Pool MA0695	742,836	4.00%	04/01/2031	800,115	0.4%
Freddie Mac Pool G30672	751,866	3.50%	07/01/2033	794,541	0.4%
Ginnie Mae II Pool MA2522	709,971	4.00%	01/20/2045	759,136	0.4%
Freddie Mac Pool G05514	665,904	5.00%	06/01/2039	741,814	0.4%
Freddie Mac Pool G07426	678,525	4.00%	06/01/2043	725,387	0.4%
Fannie Mae Pool AJ4994	634,109	4.50%	11/01/2041	692,221	0.3%
Fannie Mae Pool MA0844	608,476	4.50%	08/01/2031	667,246	0.3%

Total investment in federal agency mortgage-backed securities				47,969,212	23.3%

Supranational Bonds

International Finance Corp.	5,000,000	0.50%	05/16/2016	4,999,725	2.4%
European Bank for Reconstruction & Development	2,000,000	1.63%	04/10/2018	2,019,100	1.0%

Total investment in supranational bonds				7,018,825	3.4%

U.S. Government Treasury Bonds

U.S. Treasury	4,000,000	2.75%	11/15/2023	4,332,500	2.1%
U.S. Treasury	4,000,000	2.50%	05/15/2024	4,253,752	2.1%
U.S. Treasury	4,000,000	2.25%	11/15/2024	4,170,312	2.0%
U.S. Treasury	4,000,000	0.88%	11/15/2017	4,010,000	2.0%
U.S. Treasury	3,000,000	1.75%	01/31/2023	3,041,484	1.5%
U.S. Treasury	3,000,000	1.50%	07/31/2016	3,011,247	1.5%

Quarterly Report • Q1 2016	PARNASSUS FUNDS

U.S. Government Treasury Bonds	Principal ($)	Interest Rate	Maturity Date	Market Value ($)	Percent of Net Assets

U.S. Treasury	3,000,000	0.50%	09/30/2016	3,001,173	1.5%
U.S. Treasury	3,000,000	0.63%	06/30/2017	2,998,008	1.5%
U.S. Treasury	2,000,000	2.75%	02/15/2024	2,165,704	1.1%
U.S. Treasury	2,000,000	2.13%	05/15/2025	2,061,796	1.0%
U.S. Treasury	2,000,000	2.00%	08/15/2025	2,038,438	1.0%
U.S. Treasury	2,000,000	1.75%	05/15/2023	2,027,500	1.0%
U.S. Treasury	2,000,000	0.88%	11/30/2017	2,004,922	1.0%
U.S. Treasury	2,000,000	1.75%	05/31/2016	2,004,744	1.0%
U.S. Treasury	2,000,000	0.88%	02/28/2017	2,004,296	1.0%
U.S. Treasury (TIPS)	1,130,820	1.75%	01/15/2028	1,311,133	0.5%
U.S. Treasury (TIPS)	1,051,110	0.63%	07/15/2021	1,103,214	0.5%
U.S. Treasury (TIPS)	1,046,690	0.13%	01/15/2022	1,062,132	0.5%
U.S. Treasury	1,000,000	2.00%	02/15/2025	1,021,367	0.5%
U.S. Treasury (TIPS)	998,990	0.38%	07/15/2025	1,020,804	0.5%

Total investment in U.S. government treasury bonds				48,644,526	23.8%
Total long-term investments				195,448,203	95.2%
Total short-term securities				9,366,948	4.6%

Other assets and liabilities				492,076	0.2%

Total net assets				205,307,227	100.0%

Net asset value as of March 31, 2016
Investor shares				$16.74
Institutional shares				$16.73

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